                                                                   EXHIBIT 10.11

    THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND
                        FORBEARANCE AGREEMENT EXTENSION

            This is a Third Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement Extension (this "Agreement") made this 15th day of March, 2002, among HOLIDAY RV SUPERSTORES, INC., ("Holiday RV") a Delaware corporation, HOLIDAY RV SUPERSTORES OF SOUTH CAROLINA, INC., a South Carolina corporation, HOLIDAY RV SUPERSTORES WEST, INC., a California corporation, COUNTY LINE SELECT CARS, INC., a Florida corporation, ("County Line"), HALL ENTERPRISES, INC., a Kentucky corporation, and HOLIDAY RV SUPERSTORES OF NEW MEXICO, INC., a New Mexico corporation (singularly, a "Borrower" and collectively, "Borrowers"); HOLIDAY RV RENTAL/LEASING, INC., a Florida corporation, LITTLE VALLEY AUTO & RV SALES, INC., a West Virginia corporation, HOLIDAY RV ASSURANCE SERVICE, INC., F/K/A HOLIDAY RV ASSURANCE CORPORATION, a Florida corporation, and RECREATION USA INSURANCE CORPORATION, a Florida corporation (singularly, a "Guarantor" and collectively "Guarantors"); and BANC OF AMERICA SPECIALTY FINANCE, INC., a North Carolina corporation ("Specialty") and BANK OF AMERICA, N.A., a national banking association (the "Bank") (together, "Lender").


                                    RECITALS

            WHEREAS, prior to March 8, 2001, Borrowers and Guarantors and Lender and/or its predecessors were parties to certain credit facilities.

            WHEREAS, Borrowers requested an amended and restated credit facility from Lender, and on about March 8, 2001, Borrowers and Guarantors entered into that certain Amended and Restated Loan and Security Agreement.

            WHEREAS, on or about June 18, 2001, Lender, Borrowers and Guarantors entered into a First Amendment to the Amended and Restated Loan and Security Agreement.

            WHEREAS, on about January 10, 2002, Lender and Borrowers and Guarantors entered into that certain Second Amended and Restated Loan and Security Agreement and Forbearance Agreement.

            WHEREAS, all capitalized terms used herein and not otherwise defined shall have the meanings given in the Amended and Restated Loan and Security Agreement, First Amendment to the Amended and Restated Loan and Security Agreement and the Second Amendment to the Amended and Restated Loan and Security Agreement and Forbearance Agreement (collectively, the "Amended Loan Agreement").

            WHEREAS, Lender has valid, perfected liens and security interests in the Collateral.

            WHEREAS, pursuant to the terms of the Second Amended and Restated Loan and Security Agreement and Forbearance Agreement, all sums due Lender under the Loan Documents became fully due and payable on January 23, 2002, and at that time, Lenders' obligation to advance any funds to any of Borrowers or forebear from enforcing rights and remedies also terminated.

            WHEREAS, the term "Loan Documents" shall include the Second Amended and Restated Loan and Security Agreement and Forbearance Agreement, and Borrowers and Guarantors reaffirm the Recitals contained therein.

            WHEREAS, as of March 14, 2002, the following principal and non-default interest was due Lender under the Loan Documents:


         Principal                                        $14,598,068.00
         Unfunded Approvals                                  $595,728.00
         Interest at non-default rate                        $252,887.11
                (of which $146,686.29 is
                  currently due and payable)
         Second Forbearance Attorneys' Fees & Costs            10,000.00
         Third Forbearance Attorney's Fees & Costs             10,000.00

            WHEREAS, the above-stated amounts of principal and interest plus all other sums due under the Loan Documents or otherwise shall be collectively called the "Liabilities."

            WHEREAS, Borrowers and Guarantors have represented to Lender that they expect to receive an infusion of equity in the amount of at least $1,500,000.00 through the purchase by The Stephen Adams Living Trust UTA dated September 15, 1997 of 150 Units, each consisting of 100 shares of Series AA-2 Convertible Preferred Stock and warrants to purchase 5,000 shares of Common Stock on or before March 15, 2002 (the "New Equity") and they have requested that Lender again temporarily forbear from enforcing it rights and remedies notwithstanding the admitted maturity of the Liabilities and previous acknowledged default.

            WHEREAS, Borrowers and Guarantors have represented to Lender that they expect to issue a Secured Promissory Note in an aggregate principal amount of $1,600,000 to AGHI Finance Co, LLC on or before March 15, 2002, which is subordinate in payment and priority to the Liabilities due Lender (the "New Subordinated Debt") and they have requested that Lender again temporarily forbear from enforcing it rights and remedies notwithstanding the admitted maturity of the Liabilities and previous acknowledged default.

            WHEREAS, Lender is willing to forbear and to make available to the Borrower under the Loan Documents on a revolving basis certain additional credit.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Guarantors hereby agree with Lender as follows:

                                    AGREEMENT

                         ARTICLE I - GENERAL PROVISIONS

            1.1. Recitals. The above Recitals are incorporated herein as if fully set out below.

            1.2. No Novation. This Agreement does not novate or supercede the Loan Documents and only supplements them, and Borrowers and Guarantors reaffirm and ratify the terms, conditions an covenants of the Loan Documents and the liens and security interests granted therein and agree that, except as expressly otherwise provided herein, their terms, conditions, and covenants shall remain in full force and effect.

            1.3. Acknowledgements.

                  (a) Borrowers and Guarantors acknowledge that material
            defaults under the Loan Documents have occurred and are continuing and that they have been given proper notice of the defaults under the Loan Documents and that Lender's entering into this Agreement shall not constitute waiver or excuse of the same by Lender.

                  (b) Borrowers and Guarantors acknowledge and agree that, by virtue of the occurrence of such defaults and the maturity of the Liabilities, Lender would be entitled to immediate possession of the Collateral or to foreclose the same, and to sell, lease, liquidate or otherwise dispose of such Collateral as permitted by the Loan Documents and this Agreement and applicable law and apply the proceeds of such disposition to the Liabilities of Borrowers or Guarantors to Lender under their respective Loan Documents without regard to any claim for marshalling or the application of any election of remedies principles, including but not limited to the "single action rule" or "security first" rule of any particular state.

                  (c) All amounts outstanding under the Loan Documents shall be and are secured by a first lien and security interest in all of the property presently pledged to Lender by the Borrowers and Guarantors, including but not limited to the Collateral, Pledged CD, Deposit Accounts, Inventory, Equipment, Fixtures, Accounts, Chattel Paper, Tampa Property, Las Cruces Property, and the replacements, substitutions, additions and proceeds thereof.

            1.4. Release and Waiver. Borrowers and Guarantors acknowledge and agree that the obligations of Borrowers and Guarantors under the Loan Documents are the valid and binding obligations of each such Borrower and Guarantor. Further, each of Borrowers and Guarantors represent and warrant that, as of the date hereof, there is no claim, counterclaim, setoff, or defense to the Loan Documents or Lender's exercise of any right or remedy available to Lender under any Loan Documents or at law or in equity. Borrowers and Guarantors waive and affirmatively agree not to allege or otherwise pursue any and every defense, affirmative defense, counterclaim, cause of action, setoff or other right that they have or may have as of the date hereof, whether known or unknown, legal or equitable, including, without limitation, any contest of (a) any defaults; (b) any provisions of any Loan Documents; (c) the right of Lender to all of the Collateral and all products and proceeds thereof; (d) the security interest of Lender in any property, whether real or personal, tangible or intangible, or any right or other interest, now or hereafter arising in connection with the Collateral; or (e) the conduct of Lender in administering any financing arrangement by and among Borrowers, Guarantors and Lender, or any of them.

            1.5. Corporate Authorization. Each of Borrowers and Guarantors represents and warrants that it has taken all corporate action, including any approval of its respective shareholders and directors, necessary to its execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of their respective obligations hereunder, and each of them has entered into this Agreement fully understanding its terms and conditions and voluntarily and without duress and with the advice of counsel.

                       ARTICLE II - FORBEARANCE BY LENDER

            2.1. Generally. Subject to strict compliance by Borrowers and Guarantors with the terms of this Agreement and there being no further material defaults under the Loan Documents and none of Borrowers or Guarantors have commenced or have commenced against them any insolvency proceeding or have instituted against Lender any legal proceedings, Lender agrees to forebear from enforcing any of its rights and remedies through October 31, 2002 at 5:00 p.m. (eastern standard time) (the "Extension Date"). Absent Lender's execution of a written agreement further extending the forbearance beyond the Extension Date (Borrowers and Guarantors acknowledge that Lender has no obligation whatsoever to extend the same), all sums due and owing Lender at that time, including all amounts due under the Loan Documents and this Agreement shall be fully due and payable without further notice or demand and Lender shall be entitled to exercise all of its rights and remedies under the Loan Documents, this Agreement, at law and in equity.

            2.2. Waiver of Default Interest. Provided no further default under the Loan Documents or a breach of this Agreement occurs and the Liabilities are paid in full on or before the Extension Date, Lender waives right to access and collect default interest due to the defaults and failure to pay all sums when due on the Termination Date and then January 23, 2002.

                   ARTICLE III - AMENDMENTS TO LOAN DOCUMENTS

            3.1. Definitions.

                  (a) From and after the date hereof, the definition of
            "Commitment" in Section 1.01 of the Amended and Restated Loan and Security Agreement is amended to read as follows:

                        "Commitment" means the lesser of the following for the
                  Borrowers on a consolidated basis:

                        (a) $20,000,000 or

                        (b) the sum of

                              (i) As to Eligible New Inventory, (1) 100% of the
                        manufacturer invoice (including freight charges) of Eligible New Inventory that is aged less than 180 days from original date of delivery to any Borrower, plus (2) 90% of the manufacturer invoice (including freight charges) of Eligible New Inventory that is aged 180 days or more, but less than 270 days, from original date of delivery to any Borrower, plus (3) 85% of the manufacturer invoice (including freight charges) of Eligible New Inventory that is aged 270 days or more, but less than 360 days, from original date of delivery to any Borrower, plus (4) 80% of the manufacturer invoice (including freight charges) of Eligible New Inventory that is aged 360 days or more, but less than 450 days, from original date of delivery to any Borrower, plus (5) 75% of the manufacturer invoice (including freight charges) of Eligible New Inventory that is aged 450 days or more, but less than 540 days, from original date of delivery to any Borrower, plus

                              (ii) As to Eligible Used Inventory that is less
                        than 7 model years old, (1) 80% of NADA Wholesale Value of Eligible Used Inventory that has been held for less than 180 days from original date of delivery to any Borrower, plus (2) 70% of the NADA Wholesale Value of Eligible Used Inventory that has been held for 180 days or more, but less than 270 days, from original date of delivery to any Borrower plus, (3) 65% of the NADA Wholesale Value of Eligible Used Inventory that has been held for 270 days or more, but less than 360 days, from original date of delivery to any Borrower, plus

                              (iii) As to Eligible Used Inventory that is 7 or
                        more model years old, (1) 65% of the NADA Wholesale Value of Eligible Used Inventory that has been held for less than 180 days from original date of delivery to any Borrower, plus (2) 55% of the NADA Wholesale Value of Eligible Used Inventory that has been held for 180 days or more, but less than 270 days from original date of delivery to any Borrower, plus (3) 50% of the NADA Wholesale Value of Eligible Used Inventory that has been held for 270 days or more, but less than 360 days, from original date of delivery to any Borrower.

                  (b) From and after the date hereof, Section 1.01 of the
            Amended and Restated Loan and Security Agreement is amended to add the following defined term:

                        "Sale Date" shall mean the first to occur of (i) delivery of Eligible New Inventory or Eligible Used Inventory to a purchaser; (ii) registration of Eligible New Inventory or Eligible Used Inventory in the name of a purchaser; and (iii) the receipt of proceeds from the sale of Eligible New Inventory or Eligible Used Inventory.

            3.2. Repayment of Advances. From and after the date hereof, Section 2.03(d) through (f) of the Amended and Restated Loan and Security Agreement are replaced by the following paragraphs (d) through (g):

                        (d) Principal curtailments relating to Advances for
            Eligible New Inventory shall be due as follows: the entire balance owed on a unit shall be due upon the earlier of (1) seventy-two (72) hours from the receipt of proceeds from the sale of a unit, or (2) seven (7) days from the Sale Date, irrespective of when proceeds from the sale of a unit are received, unless the proceeds are to be paid directly to the Lender from a third party financing contract in which case fifteen (15) days from the Sale Date, or (3) seventy-two
            (72) hours from the transfer of the unit from a Borrower to a Subsidiary that is not a Borrower hereunder, or (4) 540 days from the date of the Advance made as to any specific unit (irrespective of a transfer from one location to another). If not previously sold or transferred, ten percent (10 %) of an Advance for Eligible New Inventory will be due and payable 180 days from the date of the Advance, five percent (5%) of an Advance for Eligible New Inventory will be due and payable 270 days from the date of the advance, five percent (5%) of an Advance for Eligible New Inventory will be due and payable 360 days from the date of the Advance, and five percent (5%) of an Advance for Eligible New Inventory will be due and payable 450 days from the date of the advance. Furthermore, ten percent (10%) of an Advance for Eligible New Inventory will be due and payable within seventy-two (72) hours after the unit's mileage has increased 500 miles over the mileage of the unit on the date Advances were first made with respect to the unit.

                        (e) Principal curtailments relating to Advances for
            Eligible Used Inventory that is less than 7 model years old shall be due as follows: the entire balance owed on a unit shall be due upon the earlier of (A) seventy-two (72) hours from the receipt of proceeds from the sale of a unit, or (B) seven (7) days from the Sale Date, irrespective of when proceeds from the sale of a unit are received, or (C) fifteen (15) days from the Sale Date if the proceeds are to be paid directly to the Lender from a third party financing contract, or (D) seventy-two (72) hours from the transfer of the unit from a Borrower to a Subsidiary that is not a Borrower hereunder, or (E) 360 days from the date of the Advance made as to any specific unit (irrespective of a transfer from one location to another). If not previously sold or transferred, ten percent (10 %) of an Advance for Eligible Used Inventory that is less than 7 model years old will be due and payable 180 days from the date of the Advance, five percent (5%) of an Advance for Eligible Used Inventory that is less than 7 years old will be due and payable 270 days from the date of the advance. Furthermore, ten percent (10%) of an Advance for Eligible Used Inventory will be due and payable within seventy-two (72) hours after the unit's mileage has increased 500 miles over the mileage of the unit on the date Advances were first made with respect to the unit.

                        (f) Principal curtailments relating to Advances for
            Eligible Used Inventory that is 7 or more model years old shall be due as follows: the entire balance owed on a unit shall be due upon the earlier of (A) seventy-two (72) hours from the receipt of proceeds from the sale of a unit, or (B) seven (7) days from the Sale Date, irrespective of when proceeds from the sale of a unit are received, or (C) fifteen (15) days from the Sale Date if the proceeds are to be paid directly to the Lender from a third party financing contract, or (D) seventy-two (72) hours from the transfer of the unit from a Borrower to a Subsidiary that is not a Borrower hereunder, or (E) 360 days from the date of the Advance made as to any specific unit (irrespective of a transfer from one location to another). If not previously sold or transferred, ten percent (10 %) of an Advance for Eligible Used Inventory that is 7 or more model years old will be due and payable 180 days from the date of the Advance, five percent (5%) of an Advance for Eligible Used Inventory that is 7 or more years old will be due and payable 270 days from the date of the advance. Furthermore, ten percent (10%) of an Advance for Eligible Used Inventory that is 7 or more model years old will be due and payable within seventy-two (72) hours after the unit's mileage has increased 500 miles over the mileage of the unit on the date Advances were first made with respect to the unit.

                        (g) Borrowers acknowledge and agree that each is
            jointly, severally and unconditionally liable for all Advances, accrued interest and charges and all other amounts owing to Lender under this Agreement, regardless of which entity requested the financing or received the funds. Lender is authorized (in its sole discretion) to demand payment and performance of obligations hereunder from any entity executing this Agreement, in any order. Lender may from time to time modify, waive or release the obligations of any Borrower, release or impair any security for the performance of obligations of any such Borrower, or otherwise take or omit to take any action with respect to any such Borrower or this Agreement, in every case without affecting the liability of any other Borrower.


            3.3. Interest Rate. From and after the date hereof, Section 2.04 of the Amended and Restated Loan and Security Agreement is amended to read as follows:

                        2.04. INTEREST ON ADVANCES.

                        (a) Advances for Eligible New Inventory shall bear
            interest at a per annum rate equal to Prime Rate plus 3.00%. Advances for

            Eligible Used Inventory shall bear interest at a per annum rate equal to Prime Rate plus 3.50%. Accrued interest is due and payable on each Interest Payment Date.

                        (b) In the event that the Borrowers fail to timely make
            mandatory repayments of principal curtailments set forth in Section 2.03(d), (e) or (f), the following interest rates or fees shall apply: (i) Repayments due to sales of Eligible New Inventory which are not timely made shall bear interest at a per annum rate equal to Prime Rate plus 6.0% from the date payment is due to the date when payment is received; (ii) Repayments due to sales of Eligible Used Inventory which are not timely made shall bear interest at a per annum rate equal to Prime Rate plus 6.5% from the date payment is due to the date when payment is received; (iii) Beginning 90 days after the date hereof, repayments due on Eligible New Inventory after 540 days from the date of the Advance made as to any specific unit (irrespective of a transfer from one location to another) shall bear interest at the rate of 2.0% per month, based on the number of days outstanding after the 540th day from the date of the Advance made as to such unit; (iv) Beginning 90 days after the date hereof, repayments due on Eligible Used Inventory after 360 days from the date of the Advance made as to any specific unit (irrespective of a transfer from one location to another) shall bear interest at the rate of 2.0% per month, based on the number of days outstanding after the 360th day from the date of the Advance made as to such unit; (v) all other delinquent curtailments relating to Eligible New Inventory or Eligible Used Inventory, in addition to interest as set forth in Section 2.04(a), shall bear a 0.5% monthly fee on the amount of the delinquent curtailment.

                        (c) During the existence of an Event of Default prior to
            maturity of the obligations to Lender or acceleration thereof, at the option of Lender, amounts owing for Advances made for Eligible New Inventory or Eligible Used Inventory shall bear interest at 24%, or, if less, the highest rate allowable by law, calculated on a 365 day basis, due and payable on demand (the "Default Rate").

            3.4. Financial Covenants. From and after the date hereof, Section
6.01 of the Amended and Restated Loan and Security Agreement is amended as follows:

         6.01.    FINANCIAL COVENANTS

                  (a) As of March 15, 2002, and at all times thereafter, on a consolidated basis, the Borrowers and the Subsidiaries shall maintain a minimum Tangible Net Worth of $2,500,000.00. As of the end of each subsequent quarter, beginning with the quarter ending June 30, 2002, the Minimum Tangible Net Worth shall increase by $150,000.

                  (b) As at the end of each quarter ending after March 15, 2002, on a consolidated basis, the Borrowers and the Subsidiaries shall maintain a Debt Service Coverage

Ratio greater than 1.05 to 1.0. For the purposes hereof, the "Debt Service Coverage Ratio" shall equal Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), divided by the sum of (i) repayments of principal of term debt (including, without limitation, repayments of principal of any subordinated debt), plus (ii) interest expense, plus (iii) lease payments, plus (iv) Preferred Dividends.

                  (c) As of March 15, 2002, and at all times thereafter, on a consolidated basis, the Borrowers and the Subsidiaries shall maintain a Debt to Tangible Net Worth Ratio of no greater than 20.0 to 1.0

                  (d) As of March 15, 2002, and at all times thereafter, on a consolidated basis, the Borrowers and the Subsidiaries shall maintain the ratio of current assets to current liabilities, determined in accordance with GAAP, at least equal to 1.05 to 1.0.

            3.5. Cap on Leases and Subordinated Debt. From and after the date hereof, Section 6.02 of the Amended and Restated Loan and Security Agreement is amended as follows:

         6.02. DEBT; OPERATING LEASES. Borrowers shall not incur, assume or be liable in any manner for any Debt, except (a) Debt under the Loan Papers and existing Debt shown on Exhibit A hereto or substitutions thereof subject to the limitations hereof and of Section 6.04; provided, however, County Line shall not incur said substitute Debt for new Inventory from any lender other than Lender absent full satisfaction of all sums due Lender from Advances to County Line , and, (b) excluding County Line (which is addressed below in Section 6.045), future Debt to another floor plan lender above the current amounts shown on Exhibit A incurred by a particular Borrower which is a Subsidiary to purchase Inventory solely for that particular Borrower; provided said additional Debt results in the complete and permanent reduction of the obligations of that particular Borrower to Lender under this Agreement, (c) Capital Leases and Debt incurred to acquire equipment used in Borrowers' business (including refinancing thereof), and Debt subordinated to repayment of amounts owing hereunder on terms satisfactory to Lender, and otherwise acceptable to Lender in its sole discretion in an aggregate amount in excess of $3,800,000, and (d) trade payables incurred and paid in the ordinary course of business. Borrowers and Guarantors shall not enter into or be party to Operating Leases requiring total rental payments during any fiscal year in excess of two million dollars ($2,000,000.00) in the aggregate, including sale-leaseback transactions and other real estate leases.

            3.6. Dividends. Notwithstanding the provisions of Section 6.14 of the Amended and Restated Loan and Security Agreement, the Lender consents to the payment of dividends to the holders of the Preferred Stock of the Parent (the "Preferred Dividends"), including but not limited to the Series A and Series AA-2 Preferred Stock, provided that (i) on the payment date no default or Event or Default has occurred and is continuing; (ii) payment of the Preferred Dividends will not result in a violation of the covenants of the Borrowers set forth in Section 6.01 of the Amended and Restated Loan and Security Agreement, as amended; and (iii) the Borrowers and the Guarantors are in compliance with all of their covenants under the Loan Documents. In determining compliance with the provisions of Section 6.01 of the Amended and Restated Loan and Security Agreement, as amended, all Preferred Dividends shall be accounted for as fixed charges.

                        ARTICLE IV CONDITIONS PRECEDENT

            4.1. Generally. In addition to the other conditions provided for herein, Lender's obligation to forbear or advance funds hereunder is subject to
(a) Borrowers and Guarantors having received the infusion of New Equity and the New Subordinated Debt, (b) there being no material adverse change to the financial condition of Borrowers and Guarantors from February 8, 2002 through the Extension Date, (c) the Loan Documents and this Agreement remaining in full force and effect and the security interests created thereunder and hereunder remaining valid and perfected at all times, (d) the entry of AGHI Finance Co, LLC into an Intercreditor and Subordination Agreement with the Lender in form and content satisfactory to the Lender, and (e) the payment of the fees and costs of Lender's counsel incurred in connection with the preparation and negotiation of the Second Amended and Restated Loan and Security Agreement and Forbearance Agreement and this Agreement..

            4.2. Sold Not Paid Units. The Lender's obligation to forbear or advance funds hereunder is subject to repayment by the Borrowers of Advances made on all Eligible New Inventory and Eligible Used Inventory which have been previously sold but are delinquent as of the date hereof (the "Sold Not Paid Units"). The amount due to the Lender with respect to the Sold Not Paid Units is $485,000. At the Borrowers' option, the obligation to make the foregoing repayment may be satisfied by (i) immediate payment to the Lender; (ii) applying that certain Certificate of Deposit at Bank of America, Account No. 880335 or
(iii) making 4 payments on $100,000 on the 20th day of March, April, June and July, 2002 with the remaining balance due on August 20, 2002

                           ARTICLE V - MISCELLANEOUS

            5.1. Loan Fees. In consideration of this Amendment, Borrowers and Guarantors shall pay to the Lender a loan fee (the "Fee") of $200,000, payable as follows: (a) $50,000 shall be payable to the Lender upon the execution and delivery to the Lender of this Agreement; (b) $50,000 shall be payable to the Lender 30 days after the execution and delivery to the Lender of this Agreement;
(c) $100,000 shall be payable to the Lender on the Extension Date (the "Extension Date Fee"). All of the foregoing fees have been fully earned by the Lender on the date hereof. Notwithstanding the foregoing, however, the Lender agrees that if the Loan is repaid in full prior to the Extension Date, and no default hereunder has occurred and is continuing, the Lender shall waive the Extension Date Fee.

            5.2. Attorney Fees and Costs. Borrowers and Guarantors agree to be liable for the actual attorneys' fees and expenses (including but not limited to audit fees, appraisals, security, receiver fees) incurred by Lender: (a) from January 23, 2002 through the execution of this Agreement in connection with the defaults, negotiating, drafting, and closing this Agreement up to the amount of $10,000.00 ("Lender's Expenses"), and (b) after execution of this Agreement in connection with the enforcement of Lender's rights and remedies, including fees and expenses incurred in collecting or liquidating the Collateral. Borrowers and Guarantors agree to pay Lender's Expenses at the closing hereof.

            5.3. Release of Las Cruces Property. The Borrower intends to grant to The Stephen Adams Living Trust UTA September 15, 1997 a right of first refusal to acquire the Las

Cruces Property. The Lender agrees that the release price for the Las Cruces Property (the "Release Price") shall be payment to the Lender by the Borrower of the greater of (i) $840,000; (ii) the appraisal price set forth in the Lender's most recent appraisals, less the customary and reasonable expenses of sale from transfer of the Las Cruces Property; or (iii) the purchase consideration, less the customary and reasonable expenses of sale from transfer of the Las Cruces Property. The Release Price is payable to the Lender in immediately available funds. The Release Price shall be applied to the principal amount of the Liabilities, and the Commitment shall thereafter be reduced by the amount of the Release Price.

            5.4. Joinder By Guarantors. Guarantors consent to and join in this Agreement and agree to be bound by its terms and conditions.

            5.5. Binding Effect. This Agreement constitutes the entire understanding and agreement between the parties hereto, and shall be binding on the successors and assigns of each of Borrowers and Guarantors and shall inure to the benefit of Lender and its successors and assigns.

            5.6. Counterparts. This Agreement may be executed in counterpart and each of the counterparts shall be effective and enforceable.

            5.7. WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE ANY RIGHT TO JURY TRIAL WITH RESPECT TO ANY DISPUTE ARISING OUT OF THIS AGREEMENT AND AGREE THAT ANY LITIGATION ARISING OUT OF OR PERTAINING TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE CIRCUIT COURT FOR HILLSBOROUGH COUNTY, FLORIDA EXCEPT WITH RESPECT TO ACTIONS REQUIRED TO BROUGHT IN THE JURISDICTION WHERE COLLATERAL IS LOCATED FOR PURPOSES OF ENFORCING RIGHTS AGAINST THAT COLLATERAL.


            5.8. INDEMNIFICATION BY BORROWERS. BORROWERS, JOINTLY AND SEVERALLY, AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER, ITS AFFILIATES, AND ALL OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, ATTORNEYS AND ASSIGNS, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY OF THEM IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN PAPERS, ANY TRANSACTION RELATED HERETO OR THERETO, OR ANY ACT, OMISSION OR TRANSACTION OF ANY BORROWER, ANY SUBSIDIARY, ANY GUARANTOR OR ANY OF THEIR AFFILIATES, OR ANY OF THEIR DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR REPRESENTATIVES; PROVIDED, HOWEVER, THAT BORROWERS SHALL NOT INDEMNIFY, DEFEND AND HOLD HARMLESS ANY INDEMNIFIED PERSON FOR LOSSES OR DAMAGES THAT COMPANY PROVES WERE CAUSED BY SUCH PERSON'S WILLFUL MISCONDUCT, GROSS NEGLIGENCE OR OTHER NEGLIGENCE. LENDER SHALL NOT BE LIABLE TO ANY BORROWER OR ANY SUBSIDIARY OR

ANY GUARANTOR FOR ANY CONSEQUENTIAL DAMAGES. This indemnity shall survive repayment of Borrowers' obligations to Lender.

            5.9. BANKRUPTCY. AS A MATERIAL INDUCEMENT TO THE AGREEMENTS OF LENDER IN THIS AGREEMENT, BORROWERS AND GUARANTORS AGREE THAT IN THE EVENT THAT ANY BORROWER OR ANY GUARANTOR IS THE SUBJECT OF ANY INSOLVENCY, BANKRUPTCY, RECEIVERSHIP, DISSOLUTION, REORGANIZATION OR SIMILAR PROCEEDING, FEDERAL OR STATE, VOLUNTARY OR INVOLUNTARY, UNDER ANY PRESENT OR FUTURE LAW OR ACT, LENDER IS ENTITLED TO THE AUTOMATIC AND ABSOLUTE LIFTING OF ANY AUTOMATIC STAY AS TO THE ENFORCEMENT OF ITS REMEDIES UNDER THIS AGREEMENT AGAINST ANY COLLATERAL OR SECURITY INTEREST GRANTED TO LENDER OR AGAINST ANY ACCOUNT OF ANY BORROWER OR ANY GUARANTOR INCLUDING SPECIFICALLY, BUT NOT LIMITED TO THE STAY IMPOSED BY
SECTION 362 OF THE UNITED STATES BANKRUPTCY CODE, AS AMENDED, OR ANY SIMILAR STATE LAW AND, TO ACCOMPLISH SUCH PURPOSES, BORROWERS AND GUARANTORS AGREE TO THE FULL EXTENT PERMITTED BY LAW NOT TO SEEK TO TAKE ADVANTAGE OF ANY APPRAISEMENT, VALUATION, STAY OR EXTENSION LAW NOW OR HEREAFTER IN FORCE, IN ORDER TO PREVENT OR HINDER THE ENFORCEMENT OF THIS AGREEMENT OR THE PROVISIONS OF THIS AGREEMENT. BORROWERS AND GUARANTORS HEREBY CONSENT TO THE IMMEDIATE LIFTING OF ANY SUCH AUTOMATIC STAY, AND WILL NOT CONTEST ANY MOTION BY LENDER TO LIFT SUCH STAY. BORROWERS AND GUARANTORS AGREE TO EXECUTE ALL DOCUMENTATION NECESSARY TO WAIVE OR PROVIDE FOR RELIEF FROM ANY STAY PROVISIONS UNDER ANY FEDERAL OR STATE LAW.

            5.10. RELEASE OF CLAIMS. AS A MATERIAL INDUCEMENT TO THE AGREEMENTS OF LENDER IN THIS AGREEMENT, BORROWERS AND GUARANTORS, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, DO HEREBY FULLY RELEASE AND FOREVER DISCHARGE LENDER, THEIR RESPECTIVE SUCCESSORS IN INTEREST, ASSIGNS, OFFICERS, DIRECTORS, STOCKHOLDERS, AGENTS, SERVANTS, EMPLOYEES, SUBSIDIARIES AND AFFILIATES, OF AND FROM ANY AND ALL PAST, PRESENT OR FUTURE CLAIMS, DEMANDS, OBLIGATIONS, ACTIONS, CAUSES OF ACTION, RIGHTS, DAMAGES, COSTS, EXPENSES AND COMPENSATION OF ANY NATURE WHATSOEVER, WHETHER BASED ON A TORT, CONTRACT, STATUTORY LIABILITY OR ANY OTHER THEORY OF RECOVERY, WHICH ANY BORROWER OR ANY GUARANTOR NOW HAS OR MAY HEREAFTER ACCRUE OR OTHERWISE ACQUIRE, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING UP TO THE DATE OF THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                            "BORROWERS"

                                            HOLIDAY RV SUPERSTORES, INC.

                              By /s/ Marcus A. Lemonis
                                ----------------------------------------------

                                  Name: Marcus A. Lemonis
                                       ------------------------------

                                  Title: Chief Executive Officer
                                        -----------------------------


                              HOLIDAY RV SUPERSTORES OF SOUTH CAROLINA, INC.



                              By /s/ Marcus A. Lemonis
                                ----------------------------------------------

                                  Name: Marcus A. Lemonis
                                       ------------------------------

                                  Title: President
                                        -----------------------------


                              HOLIDAY RV SUPERSTORES WEST, INC.



                              By /s/ Marcus A. Lemonis
                                ----------------------------------------------

                                  Name: Marcus A. Lemonis
                                       ------------------------------

                                  Title:  President
                                         ----------------------------


                              HOLIDAY RV SUPERSTORES OF NEW MEXICO, INC.



                              By /s/ Marcus A. Lemonis
                                ----------------------------------------------

                                  Name: Marcus A. Lemonis
                                       ------------------------------

                                  Title: President
                                        -----------------------------


                              HALL ENTERPRISES, INC.



                              By /s/ Marcus A. Lemonis
                                ----------------------------------------------

                                  Name: Marcus A. Lemonis
                                       ------------------------------


                               COUNTY LINE SELECT CARS, INC.


                               By /s/ Marcus A. Lemonis
                               -----------------------------
                                  Name: Marcus A. Lemonis
                                        --------------------
                                  Title: President
                                         -------------------

                                                    "Lender"

                              BANC OF AMERICA SPECIALTY FINANCE, INC.



                              By
                                ----------------------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------

                              BANK OF AMERICA, N.A.



                              By
                                ----------------------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------



                              "GUARANTORS"


                              HOLIDAY RV RENTAL/LEASING, INC.



                              By /s/ Marcus A. Lemonis
                                ----------------------------------------------

                                  Name: Marcus A. Lemonis
                                       ------------------------------

                                  Title: President
                                        -----------------------------


                              LITTLE VALLEY AUTO & RV SALES, INC.



                              By /s/ Marcus A. Lemonis
                                ----------------------------------------------

                                  Name: Marcus A. Lemonis
                                       ------------------------------

                                  Title: President
                                        -----------------------------

                              HALL ENTERPRISES, INC.



                              By /s/ Marcus A. Lemonis
                                ----------------------------------------------

                                  Name: Marcus A. Lemonis
                                       ------------------------------

                                  Title: President
                                        -----------------------------


                              HOLIDAY RV ASSURANCE SERVICE, INC., F/K/A HOLIDAY RV ASSURANCE CORPORATION



                              By /s/ Marcus A. Lemonis
                                ----------------------------------------------

                                  Name: Marcus A. Lemonis
                                       ------------------------------

                                  Title: President
                                        -----------------------------


                              RECREATION USA INSURANCE CORPORATION



                              By /s/ Marcus A. Lemonis
                                ----------------------------------------------

                                  Name: Marcus A. Lemonis
                                       ------------------------------

                                  Title: President
                                        -----------------------------